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                                                                  EXHIBIT 23(B)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

  We hereby consent to the use of our report on the financial statements of Peoples Bancshares, Inc. and Subsidiary included in this Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          GRA, Thompson, White & Co., P.C.

June 3, 1997
Merriam, Kansas